CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of AXA Equitable Life Insurance Company (the “Company”) for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anders Malmstrom, Senior Executive Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 24, 2017

/s/ Anders Malmstrom
Anders Malmstrom
Senior Executive Director and
Chief Financial Officer